Other Non-Current Assets	6 Months Ended
Jun. 30, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other non-current assets	OTHER NON-CURRENT ASSETS
Other non-current assets are comprised of the following:

(in thousands of $)	June 30, 2024	December 31, 2023
Pre-operational assets (1)	223,557	189,023
Oil derivative instrument (note 20)	121,040	105,948
Gas derivative instrument (note 20)	48,368	53,663
MTM asset on IRS derivatives (note 20)	39,053	36,690
Operating lease right-of-use-assets (2)	7,895	7,386
Others (3)	1,376	107,096
Other non-current assets	441,289	499,806
(1) As of June 30, 2024, “Pre-operational assets” comprised of:
•MKII FLNG project capitalized engineering costs, long lead items and deposit for a donor vessel of $77.2 million, $138.3 million and $nil, respectively (December 31, 2023: $59.4 million, $109.8 million and $15.5 million, respectively). The donor vessel, Fuji LNG, was acquired on March 4, 2024 for total consideration of $77.5 million. Consequently, the deposit for the donor vessel of $15.5 million was reclassified from “Other non-current assets” to “Vessels and equipment, net” of the unaudited consolidated balance sheets.
•F2X project capitalized engineering and other directly attributable costs of $8.0 million (December 31, 2023: $4.4 million).
(2) “Operating lease right-of-use-assets” mainly comprised of our office leases in London and Oslo.
(3) Included within “Others” as of June 30, 2024 and December 31, 2023 are pre-commissioning contractual cash flows in relation to the Gimi LOA of $nil and $105.4 million, respectively. As mentioned in note 13, the reclassification of the pre-commissioning net contractual cash flow to “Other current assets” was in alignment with the FLNG Gimi’s expected COD in mid-2025.
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